--------------------------------------------------------------------------------
                                                  WEITZ SERIES FUND, INC.

                                                     VALUE FUND

                                                      QUARTERLY

                                                       REPORT

                                                       JUNE 30, 1999

                                               ONE PACIFIC PLACE, SUITE 600
                                                   1125 SOUTH 103 STREET
                                                OMAHA, NEBRASKA 68124-6008

                                                       402-391-1980
                                                800-232-4161 (INFORMATION)
                                                 800-773-6472 (AUTOMATED)
                                                 402-391-2125 (FACSIMILE)

                                                    WWW.WEITZFUNDS.COM

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on the Value Fund's performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended June 30, 1999, calculated in accordance with SEC standardized formulas.

                       VALUE OF      VALUE OF      VALUE OF
                        INITIAL     CUMULATIVE    CUMULATIVE     TOTAL
                        $25,000    CAPITAL GAIN   REINVESTED    VALUE OF   ANNUAL RATE
    PERIOD ENDED      INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES     OF RETURN
--------------------  -----------  -------------  -----------  ----------  -----------
May 9, 1986            $  25,000            --            --   $   25,000          --
Dec. 31, 1986             25,863            --            --       25,863         3.5%+
Dec. 31, 1987             24,253           264         1,205       25,722        -0.5
Dec. 31, 1988             27,430           299         2,223       29,952        16.5
Dec. 31, 1989             30,763         2,103         3,701       36,567        22.1
Dec. 31, 1990             28,040         2,112         4,500       34,652        -5.2
Dec. 31, 1991             33,940         3,811         6,475       44,226        27.6
Dec. 31, 1992             36,350         6,019         7,884       50,253        13.6
Dec. 31, 1993             42,010         9,114         9,199       60,323        20.0
Dec. 31, 1994             36,075        10,414         7,899       54,388        -9.8
Dec. 31, 1995             45,955        17,447        11,855       75,257        38.4
Dec. 31, 1996             51,478        24,054        13,792       89,324        18.7
Dec. 31, 1997             62,878        42,824        18,398      124,100        38.9
Dec. 31, 1998             72,675        65,163        22,181      160,019        28.9
June 30, 1999             82,775        78,116        25,630      186,521        16.6++

The fund's average annual total return for the one, five and ten year periods ending June 30, 1999, was 21.5%, 26.9% and 18.3%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $49,433, and the total amount of income distributions reinvested was $11,221. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 5/9/86 through 12/31/86
++Return is for the period 1/1/99 through 6/30/99

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                        JUNE 30, 1999 - QUARTERLY REPORT

                                                                    July 9, 1999

Dear Fellow Shareholder:

      The 2nd quarter of 1999 was a good one for the Value Fund. Our total return, after deducting expenses, was +9.3% vs. +7.0% for the S&P 500. This brings our gain for the first six months to +16.6% vs. +12.4% for the S&P.

      The table below shows the fund's returns over various intervals, and compares it to the performances of the S&P 500 (very large companies), the Russell 2000 (an index of smaller company stocks), and our peer group of mutual funds (according to Lipper Analytical Services). All of the performance data assume reinvestment of dividends and are calculated after deducting expenses.

                                            1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                          -----------  -----------  -----------  ------------

VALUE FUND                                     16.6%        31.0%        26.9%         18.3%
S&P 500 Index                                  22.8         29.1         27.9          18.7
Russell 2000 Index                              1.5         11.2         15.4          12.4
Average Growth and Income Fund                 14.5         21.8         21.9          15.4

PORTFOLIO REVIEW

      During the quarter, net cash flows into the fund remained heavy and the new cash was added primarily to existing positions in banks and other financial services stocks. As a result, the names in the portfolio will look very familiar, with HEAVY emphasis on financials, media, and telecommunications. The percentage of assets in each area has shifted, however, with financial stocks now accounting for over 30% of the portfolio. Cash (and other reserves) fell slightly to 31%.

      In the financials category, we added heavily to our holdings of Sallie Mae, Countrywide Credit, Berkshire Hathaway, and Washington Mutual. (We also bought Long Beach Financial as a way of buying Washington Mutual at a 7% discount, on the assumption that their proposed merger will be completed.) These companies have solid long-term growth prospects, and each was available at a discount to its business value because of what we think are temporary or misplaced investor fears.

      We also made Citizens Utilities a "top 10" position during the quarter. Citizens is in the process of dramatically increasing the size of its telephone business, while selling its valuable but slower-growing electric, gas, and water utility operations. We began buying Citizens at $8, believing that its business value was at least $16 (and growing), and we hope that we have the opportunity to add to this position at reasonable prices over time. Although Citizens is currently labeled a "utility" company, it will probably belong in the "telecommunications" category in the future.

      These second quarter additions are solid, growing, but rather defensive investments. They, along with our (still) large cash position, betray the fact that my expectations for near-term performance are very modest. What counts, though, is total return over the next several years, and I feel very good about the long-term prospects for our companies.

SHAREHOLDER MEETING

      On May 26, about 450 investors attended our annual shareholder information meeting and asked some very good questions. We did not make a transcript of the Q&A session, but I thought this letter might be a good place to answer some of the questions that came up at the meeting (plus some that are frequently asked by callers).

IS THE CHANGE IN TRANSFER AGENT SYSTEMS GOOD NEWS FOR SHAREHOLDERS?

      There are pluses and minuses, but I think the answer is clearly "yes, it's good news." Our previous system was relatively unsophisticated, which allowed us to over-ride it to provide clients with certain services that were unique in the industry (though very inefficient to perform). We enjoyed being different and surprising clients with these "extras." However, we wanted to be able to offer new features, such as automated telephone access to account information and statements that could show multiple accounts. We also needed a more powerful computer system and stronger technical support, both for disaster recovery and Y2K compliance and for developing new services and products. Finally, we needed a system that could reliably accommodate our expanded client roster. Hence the change.

      The new system is more sophisticated, and we expect that it will allow us to provide better service, with better quality control, at a very reasonable cost. In the meantime, the process of converting files from the old system to the new is taking an enormous amount of staff energy. There have also been occasional glitches that have annoyed some shareholders, and that is harder on the staff than the long hours, because we do not like to disappoint clients.

      We are confident that our selection of the DST system was a good decision and that both clients and staff will be happy about the change ... hopefully soon. In the meantime, thanks for your patience.

VALUE VS. GROWTH -- WHAT'S THE DIFFERENCE?

      The words "value" and "growth" mean different things to different people. For some, including many journalists, value stocks are cyclical, capital intensive, heavy industry or extractive businesses that sell at low price-to-earnings (P/E) or low price-to-book value (P/BV) ratios, while growth stocks are those whose earnings are growing so fast that an investor can safely pay almost any price for them. To these observers, value and growth are opposite poles, and investment managers can be categorized according to which variety of stocks they buy.

      When pressed to distinguish between value and growth investing, we describe value investing as buying predictable businesses at a DISCOUNT to what they are worth today, based on their current operations and very likely future prospects -- "bird in the hand" investing. By contrast, growth stock investing might be described as paying a PREMIUM today for business value that MIGHT develop in the future -- "two birds in the bush" investing. In both cases, future growth in earnings is an important consideration, and the distinction is more about price sensitivity and the need for predictability than rigid classifications of types of stocks.

      The debate over definitions is much more important to consultants and the financial press, who feel the need to make generalizations, than it is to investors who ought to focus on what they want to pay to be a minority owner in a particular business.

WILL THE VALUE FUND BE SAFER THAN OTHER STOCK FUNDS IN A BEAR MARKET?

      In a bear market, most stocks go down together. When margin borrowers are being forced to sell, mutual fund managers are selling to accommodate redemptions, and many investors are scared, value considerations are secondary. The fact that we think our stocks are cheap will make no difference. If our cash position remains large, it will cushion the fund in a decline. However, the concentration of our portfolio in a few industries may make it more volatile and more susceptible to weakness in those particular industries.

      We do not try to guess when the market will go up or down (and we hope market timers will not use our fund). By owning strong companies with good long-term prospects, we hope to avoid PERMANENT losses, but there is nothing about our fund that will protect it from temporary, but sharp, declines in a bear market.

DO WE OWN INTERNET STOCKS? HOW WILL THE INTERNET AFFECT OUR COMPANIES?

      The Internet will have a huge impact on our lives and our companies. The trouble with "cashing in" on these changes is that the long-term impacts are totally unpredictable (at least to me), and some of the changes will be very harmful to corporate profits. In fact, the next bear market for stocks may be caused by an "e-commerce"-induced profit squeeze.

      We cannot begin to predict whether companies such as Yahoo, Amazon, Lycos, and eBay, which are identified as "Internet Stocks," will prosper (or even survive), so they are not candidates for our portfolio. Hardware and software companies visibly involved in "building" the Internet are very expensive, and will need to successfully "re-invent" themselves regularly -- so they are also too unpredictable for us. The closest company we have to a direct play is Liberty Media, which holds venture capital investments in many Internet companies and has been creative about monetizing its investments.

      A few of these stocks will probably be big winners, but as value investors, insisting on a reasonably predictable future, we will forego our chance to win the Internet lottery in the interest of avoiding large permanent losses on the stocks that do not live up to speculators' expectations.

      As for the companies we do own, we are both excited and concerned about how they will use the Internet to increase revenues, cut expenses, and develop new products and distribution channels. Nearly all industries are becoming more competitive as new "virtual" companies enter markets. Price cutting is being used as a primary competitive weapon, and comparison-shopping is becoming much easier. A common result is shrinking profit margins. Some of our companies are being very innovative, while others have work to do. Assessing the impact of the Internet will be an ongoing challenge for us as we do our research.

AN INVITATION TO SHAREHOLDERS

      As we continue our conversion to the new transfer agent system, we want to make sure you understand the new procedures and that you know how to take advantage of the new features. Please call or send us a note if we can help make the new system more user-friendly.

                                                    Sincerely,

                                                    /s/ WALLACE R. WEITZ

                                                    Wallace R. Weitz
                                                    President, Portfolio Manager

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 69.2%
              AUTO SERVICES -- 0.5%
     645,100  Insurance Auto Auctions, Inc.*                                     $  7,525,098      $ 10,402,237
                                                                                 ------------      ------------

              BANKING -- 9.1%
     140,300  Astoria Financial Corp.                                               5,230,247         6,164,431
      20,000  Cohoes Bancorp, Inc.*                                                   220,000           240,000
   1,401,320  Commercial Federal Corp.                                             32,281,261        32,493,107
     150,000  Community Savings Bankshares, Inc.                                    1,568,745         1,893,750
     310,000  East West Bancorp, Inc.                                               2,870,000         3,119,375
      67,500  First Federal Bankshares Inc.                                           672,813           653,906
     646,000  First Place Financial Corp.*                                          6,915,937         7,953,875
   2,704,600  Golden State Bancorp, Inc.*                                          51,910,636        59,501,200
     606,200  Greenpoint Financial Corp.                                           18,674,634        19,890,937
     132,300  Local Financial Corp.*                                                1,091,475         1,323,000
     105,000  Roslyn Bancorp, Inc.                                                  1,805,000         1,804,688
     275,000  South Jersey Financial Corp., Inc.*                                   2,982,558         3,850,000
     400,000  Troy Financial Corp.*                                                 3,977,744         4,175,000
     447,000  Virginia Capital Bancshares, Inc.                                     5,719,344         6,816,750
   1,488,000  Washington Mutual, Inc.                                              54,680,434        52,638,000
                                                                                 ------------      ------------
                                                                                  190,600,828       202,518,019
                                                                                 ------------      ------------
              CABLE TELEVISION -- 4.7%
     202,200  Adelphia Communications Corp. CL A*                                   1,388,256        12,864,975
   1,342,000  Century Communications Corp. CL A*                                    7,924,704        61,732,000
     240,000  Comcast Corp. Special CL A                                            1,188,075         9,225,000
     295,000  MediaOne Group, Inc.*                                                 6,009,023        21,940,625
                                                                                 ------------      ------------
                                                                                   16,510,058       105,762,600
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 1.6%
     679,400  American Classic Voyages Co.*                                        11,028,863        16,305,600
     394,900  Lab Holdings, Inc.                                                    8,349,262         5,479,238
       4,000  LabOne, Inc.                                                             46,452            41,000
       4,875  Lady Baltimore Foods, Inc. CL A                                         227,781           301,031
   2,611,000  Protection One, Inc.                                                 14,260,376        14,034,125
                                                                                 ------------      ------------
                                                                                   33,912,734        36,160,994
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 4.0%
      75,000  Fannie Mae                                                            1,270,544         5,128,125
      90,000  Freddie Mac                                                             385,147         5,220,000
   1,735,900  SLM Holding Corp.                                                    61,023,762        79,525,919
                                                                                 ------------      ------------
                                                                                   62,679,453        89,874,044
                                                                                 ------------      ------------

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              FINANCIAL SERVICES -- 9.6%
   1,322,300  Allied Capital Corp.                                               $ 23,139,708      $ 31,735,200
      50,000  American Express Co.                                                  1,345,796         6,506,250
         210  Berkshire Hathaway, Inc. CL A*                                        9,133,250        14,469,000
      13,305  Berkshire Hathaway, Inc. CL B*                                       30,534,830        29,803,200
     433,000  Healthcare Financial Partners, Inc.                                   9,906,957        14,830,250
   2,835,500  Imperial Credit Industries, Inc.*                                    37,083,542        20,114,328
      30,000  PS Group Holdings, Inc.                                                 117,625           328,125
   1,027,900  The PMI Group, Inc.                                                  44,124,709        64,564,969
   1,376,100  United Asset Management Corp.                                        32,525,057        31,306,275
     300,000  United Panam Financial Corp.*                                         2,019,813           975,000
                                                                                 ------------      ------------
                                                                                  189,931,287       214,632,597
                                                                                 ------------      ------------
              INFORMATION AND DATA PROCESSING -- 1.4%
   1,055,600  Data Transmission Network Corp.*                                     23,690,812        29,688,750
     180,000  Intelligent Systems Corp.*                                              380,869           540,000
                                                                                 ------------      ------------
                                                                                   24,071,681        30,228,750
                                                                                 ------------      ------------
              LODGING AND GAMING -- 4.1%
     546,000  Harrah's Entertainment, Inc.*                                         7,985,042        12,012,000
   1,950,000  Hilton Hotels Corp.                                                  24,017,029        27,665,625
     709,000  Mandalay Resort Group*                                                9,086,282        14,977,625
   3,841,500  Park Place Entertainment Corp.*                                      23,557,302        37,214,531
                                                                                 ------------      ------------
                                                                                   64,645,655        91,869,781
                                                                                 ------------      ------------
              MEDIA AND ENTERTAINMENT -- 7.9%
   3,169,536  AT&T Corp. -- Liberty Media Group A*                                 49,015,183       116,480,448
     221,270  Chris-Craft Industries, Inc.*                                         9,212,917        10,427,349
      58,700  Daily Journal Corp.*                                                  1,306,716         2,179,238
     300,000  Gabelli Global Multimedia Trust, Inc.                                 2,071,150         4,500,000
   1,179,300  Valassis Communications, Inc.*                                       23,179,419        43,191,862
                                                                                 ------------      ------------
                                                                                   84,785,385       176,778,897
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 6.8%
   2,080,500  Countrywide Credit Industries, Inc.                                  76,911,692        88,941,375
     734,500  Franchise Mortgage Acceptance Co.*                                    6,450,583         6,426,875
   2,252,000  Long Beach Financial Corp.                                           30,856,433        33,076,250
     334,000  New Century Financial Corp.*                                          3,295,250         6,053,750
   1,380,400  Resource Bancshares Mtg. Grp., Inc.                                  18,271,247        14,149,100
     391,606  WMF Group, Limited*                                                   2,762,590         2,447,538
                                                                                 ------------      ------------
                                                                                  138,547,795       151,094,888
                                                                                 ------------      ------------
              PRINTING SERVICES -- 0.3%
     350,000  Mail-Well Inc.                                                        4,688,735         5,665,625
                                                                                 ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 1.4%
   1,269,800  Catellus Development Corp.*                                          16,439,848        19,681,900
     372,800  Forest City Enterprises, Inc. CL A                                    6,921,166        10,438,400
      30,000  Syntroleum Corp.*                                                        95,750           268,125
                                                                                 ------------      ------------
                                                                                   23,456,764        30,388,425
                                                                                 ------------      ------------

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 3.8%
   1,498,200  Capital Automotive REIT                                            $ 19,851,317      $ 19,851,150
   1,664,000  Dynex Capital, Inc.                                                  11,646,215         3,328,000
   1,287,980  Fortress Investment Corp.                                            24,946,570        21,895,660
     301,300  Hanover Capital Mortgage Holdings, Inc.                               3,265,468         1,619,488
      72,000  Healthcare Financial Partners Units**                                 7,200,000         7,200,000
     465,000  IMPAC Mortgage Holdings, Inc.                                         6,666,907         2,354,063
     576,200  Imperial Credit Commercial Mtg. Inv. Corp.                            6,080,510         6,230,163
     475,000  NovaStar Financial, Inc.                                              7,282,611         3,028,125
   1,198,117  Redwood Trust, Inc.                                                  28,274,791        19,843,813
                                                                                 ------------      ------------
                                                                                  115,214,389        85,350,462
                                                                                 ------------      ------------
              RESTAURANTS -- 0.3%
     365,000  CBRL Group, Inc.                                                      6,614,375         6,319,062
                                                                                 ------------      ------------
              TELECOMMUNICATIONS -- 9.3%
     236,800  Alltel Corp.                                                          5,730,786        16,931,200
     580,900  Cellular Communications of Puerto Rico*                               5,785,764        16,555,650
     351,281  Centennial Cellular Corp. CL A*                                       3,654,432        12,514,386
     374,000  Corecomm, Limited*                                                    3,350,600        18,045,500
   1,446,200  Telephone and Data Systems, Inc.                                     59,141,627       105,662,987
     700,400  United States Cellular Corp.*                                        22,864,526        37,471,400
      65,000  West Teleservices Corp.*                                                545,625           609,375
                                                                                 ------------      ------------
                                                                                  101,073,360       207,790,498
                                                                                 ------------      ------------
              UTILITIES -- 4.4%
   5,491,000  Citizens Utilities Co. CL B                                          53,476,857        61,087,375
      24,100  Empire District Electric Co.                                            615,996           628,106
   1,412,000  Western Resources Inc.                                               36,784,599        37,594,500
                                                                                 ------------      ------------
                                                                                   90,877,452        99,309,981
                                                                                 ------------      ------------
                      Total Common Stocks                                        1,155,135,049     1,544,146,860
                                                                                 ------------      ------------

              WARRANTS -- 0.0%
     338,100  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00                    42,263            42,263
     350,000  NovaStar Financial, Inc., Expiring 2/03/01                              175,000           175,000
                                                                                 ------------      ------------
                      Total Warrants                                                  217,263           217,263
                                                                                 ------------      ------------

              CONVERTIBLE PREFERRED STOCKS -- 0.7%
   2,100,000  NovaStar Financial, Inc. 7% Pfd. Class B Cumulative                  14,700,000        14,700,000
                                                                                 ------------      ------------

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              NON-CONVERTIBLE PREFERRED STOCKS -- 0.1%
      10,000  Community Bank Pasadena CA 13% Pfd. Series B                       $    257,550      $    265,000
      15,000  Crown American Realty Trust 11% Pfd. Series A                           667,500           706,875
      30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                  645,000           594,375
      34,000  RB Asset, Inc. 15.0% Pfd. Series A                                      845,750           510,000
                                                                                 ------------      ------------
                      Total Non-Convertible Preferred Stocks                        2,415,800         2,076,250
                                                                                 ------------      ------------

     FACE
    AMOUNT
  ----------
              CORPORATE BONDS -- 0.3%
  $  500,000  Salomon, Inc. Notes 7.125% 8/01/99                                      500,000           500,450
   4,500,000  USA Networks, Inc. 7.0% 7/01/03                                       4,416,130         4,539,375
     750,000  Local Financial Corp. 11.0% 9/08/04                                     750,000           780,000
   2,000,000  Harcourt General 6.5% 5/15/11                                         1,942,939         1,820,000
                                                                                 ------------      ------------
                      Total Corporate Bonds                                         7,609,069         7,639,825
                                                                                 ------------      ------------

              U.S. GOVERNMENT AND AGENCY SECURITIES -- 4.4%
  15,000,000  U.S. Treasury Note 5.5% 3/31/00                                      14,990,223        15,037,500
   4,750,000  Fannie Mae 6.625% 7/12/00                                             4,750,278         4,796,963
  13,000,000  Federal Home Loan Bank 5.5% 7/14/00                                  12,985,009        12,983,750
  40,000,000  Freddie Mac 5.0% 02/15/01                                            39,469,496        39,531,400
  15,000,000  Fannie Mae 5.88% 3/25/04                                             14,985,132        14,670,930
   3,000,000  Federal Home Loan Bank 6.04% 9/08/05                                  3,000,000         2,923,347
   1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                 1,001,019         1,009,728
   6,000,000  Fannie Mae 6.56% 11/26/07                                             6,000,000         5,901,864
                                                                                 ------------      ------------
                                                                                   97,181,157        96,855,482
                      Total U.S. Government and Agency Securities
                                                                                 ------------      ------------

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

     FACE
    AMOUNT                                                                           COST             VALUE
  ----------                                                                     ------------      ------------
              SHORT-TERM SECURITIES -- 25.6%
  $100,827,555 Norwest U. S. Government Money Market Fund                        $100,827,555      $100,827,555
  51,000,000  Federal Home Loan Bank Discount Note 7/16/99                         50,900,550        50,897,796
   5,000,000  U. S. Treasury Bill 8/5/99                                            4,979,044         4,978,755
  150,000,000 U.S. Treasury Note 5.875% 8/31/99                                   150,293,639       150,281,250
  50,000,000  Freddie Mac Discount Note 9/13/99                                    49,516,944        49,502,550
  74,500,000  U. S. Treasury Bill 11/4/99                                          73,326,376        73,284,905
  74,100,000  U. S. Treasury Bill 11/12/99                                         72,895,265        72,800,879
  30,250,000  Fannie Mae 4.78% 11/30/99                                            30,245,360        30,178,126
  40,000,000  Freddie Mac Discount Note 12/9/99                                    39,112,711        39,125,240
                                                                                 ------------      ------------
                      Total Short-Term Securities                                 572,097,444       571,877,056
                                                                                 ------------      ------------
                      Total Investments in Securities                            $1,849,355,782    2,237,512,736
                                                                                                   ------------
                                                                                 ------------
                                                                                 ------------
              Covered Call Options Written at Market Value -- (0.0%)                                   (568,750)
              Securities Sold Short (0.4%)                                                           (8,371,875)
              Other Assets Less Liabilities -- 0.1%                                                   2,730,654
                                                                                                   ------------
                      Total Net Assets -- 100%                                                     $2,231,302,765
                                                                                                   ------------
                                                                                                   ------------
                      Net Asset Value Per Share                                                    $      33.11
                                                                                                   ------------
                                                                                                   ------------

    SHARES
   OR UNITS                                                                        PROCEEDS           VALUE
  ----------                                                                     ------------      ------------
              SECURITIES SOLD SHORT
     150,000  AT&T Corp.                                                         $  9,083,532      $  8,371,875
                                                                                 ------------      ------------
                                                                                 ------------      ------------

                                                                                  EXPIRATION
    NO. OF                                                                       DATE/ STRIKE
  CONTRACTS                                                                         PRICE             VALUE
  ----------                                                                     ------------      ------------
              COVERED CALL OPTIONS WRITTEN AT
              MARKET VALUE
         650  Comcast Corp. Special CL A                                         July 1999/30      $   (568,750)
              (premiums received $232,611)
                                                                                                   ------------
                                                                                                   ------------

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

--------------------------------------------------------------------------------
      WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

508594